NEWS RELEASE DATE: August 5, 2021 CONTACT: Dan Lombardo, InvenTrust Properties Corp. 630-570-0605 or dan.lombardo@inventrustproperties.com InvenTrust Properties Corp. Evaluating Liquidity Alternatives The Board of Directors of InvenTrust approved a 5% increase for the fourth quarter dividend payment InvenTrust also announced the appointment of Daniel J. (DJ) Busch to CEO and the Board of Directors; Mike Phillips to Chief Financial Officer & Treasurer The Company effected a one-for-ten reverse stock split DOWNERS GROVE, IL – InvenTrust Properties Corp. (“InvenTrust” “IVT”, or the “Company”) today announced that the Board of Directors and management has commenced a process to evaluate liquidity alternatives, including but not limited to a potential listing on a national securities exchange, in order to provide a return of capital to the Company’s shareholders. Previously, the COVID-19 pandemic and related uncertainties delayed the Company’s process for exploring and executing upon a potential liquidity alternative. However, based upon recent developments in InvenTrust’s business and market conditions, the board of directors, together with the management team and legal and financial advisors, have reinitiated this process and are evaluating liquidity alternatives, including a potential listing of the Company’s common stock on a national securities exchange. While there can be no assurance that the process will result in the Company executing on a liquidity alternative, the Company is implementing several corporate initiatives described below to prepare for a liquidity alternative in the Company and its stockholders’ best interests. The InvenTrust Board approved a 5% increase to the dividend rate starting with the fourth quarter 2021 distribution due to be paid in January 2022. This is the Company’s second dividend rate increase in 2021. “Prior to joining the Company in 2019,” said Mr. Busch. “InvenTrust made tremendous progress to position the Company’s premier Sunbelt, grocery-anchored portfolio and capital structure for a potential liquidity event. Our portfolio and strategy has been validated by the performance exhibited during COVID-19 and is well-positioned for the future. Our ability to increase our dividend a second time this year is a testament to the portfolio’s cash flow durability and our low-leverage model. Over the coming months, the InvenTrust team will continue to focus on executing on our strategy and providing value to our shareholders.” In connection with the Board of Director’s decision to evaluate a liquidity alternative, the Board approved a one-for-ten reverse stock split of each issued and outstanding share of InvenTrust’s common stock, $0.001 par value (the “Common Stock”) effective August 5th. As a result of the reverse stock split, IVT’s shareholders received one share of post-split Common Stock for every ten shares of pre-split Common Stock they held. Any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share. Although the reverse stock split reduced IVT’s total shares of Common Stock

NEWS RELEASE outstanding, it had no material impact to the Company’s shareholders as voting rights per share and percentage ownership interest in the Company remained the same, except for de minimis changes as a result of the elimination of fractional shares. InvenTrust’s business remains unchanged following its reverse stock split. Post-split, the new dividend amount for the third quarter will be $0.205 per share. On an annualized basis, shareholders will receive $0.821 per share. The Company also announced, in connection with the Board’s evaluation of liquidity alternatives, the suspension of the Third Amended and Restated Share Repurchase Program (the “SRP”) as of September 5, 2021. The scheduled September 27, 2021 redemption date will not be executed and all repurchase requests currently in queue for repurchase will be removed. Additionally, as previously announced, effective August 6, 2021, the Company appointed Daniel J. (DJ) Busch to the position of Chief Executive Officer upon the retirement of Thomas McGuinness. Mr. Busch was also appointed to the IVT Board of Directors, effective immediately. Mr. McGuinness will continue to serve out his term through May 2022. In connection with Mr. Busch’s appointment as Chief Executive Officer, he stepped down as Chief Financial Officer and Treasurer and Mike Phillips was appointed to such positions, effective August 6th. About Daniel J. Busch Prior to his appointment to Chief Executive Officer, Mr. Busch was appointed to the position of President of InvenTrust Properties Corp in February 2021. He served as Executive Vice President, Chief Financial Officer and Treasurer of InvenTrust since 2019. Mr. Busch joined InvenTrust in September 2019, providing oversight to our financial and accounting practices, and ensuring the financial viability of the Company’s strategy. Prior to that, Mr. Busch served as Managing Director, Retail at Green Street Advisors, an independent research and advisory firm for commercial real estate industry in North America and Europe, where he conducted independent research on the shopping center, regional mall, and net lease sectors. Previously, Mr. Busch served as an equity research analyst at Telsey Advisory Group and worked in a corporate capacity at Petco Animal Supplies Inc. He is a member of the Urban Land Institute, contributing as an active member on the Commercial and Retail Development Council. Mr. Busch received a B.S. in Applied Economics and Management from Cornell University and an MBA with specializations in general finance, financial instruments and markets from New York University. About Mike Phillips Prior to his appointment as Chief Financial Officer and Treasurer of the Company, Mr. Phillips served as Senior Vice President and Chief Accounting Officer of InvenTrust. He has been with InvenTrust since 2009, serving in various senior financial and accounting roles such as Controller, Director for Internal Reporting and Senior Accounting Manager for Financial Reporting. Prior to joining the Company, Mr. Phillips worked at Pasquinelli Homebuilding for five years, serving as Manager of Finance. He graduated from The University of Iowa Tippie College of Business with a Bachelor of Business Administration in Finance and received a Master of Science in Real Estate from Roosevelt University. Mr. Phillips is a licensed certified public accountant in the State of Illinois. About InvenTrust Properties Corp. InvenTrust Properties Corp. (IVT) is a premier multi-tenant retail REIT that owns, leases, redevelops, acquires and manages grocery anchored neighborhood centers, and select power centers that often have a grocery component, in Sun Belt markets with favorable demographics. We seek to continue to execute

NEWS RELEASE our strategy to enhance our multi-tenant retail platform by further investing in grocery-anchored centers with essential retail in our current markets, while exhibiting focused and disciplined capital allocation. As of June 30, 2021, the company is an owner and manager of 65 retail properties, representing 10.8 million square feet of retail space. IVT became a self-managed REIT in 2014 and a Global Real Estate Sustainability Benchmark ("GRESB") member in 2018. Forward-Looking Statements Disclaimer Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representation, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the Company’s ability to successfully effectuate the Reverse Stock Split and suspend the SRP; the effects and duration of the COVID-19 pandemic; interest rate movements; local, regional, national and global economic performance; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; the Company’s ability to meet and then maintain the listing requirements of a national securities exchange; government policy changes; and any material market changes and trends that could affect the Company’s decision to consummate a liquidity alternative. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward- looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Contacts Dan Lombardo, InvenTrust Properties Corp. 630-570-0605 or dan.lombardo@inventrustproperties.com